UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 September 30, 2009 (September 29, 2009)

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NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

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Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		(757) 629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2009, the Registrant's Board of Directors approved and adopted amendments to the Registrant's Bylaws to require majority voting for the election of directors in uncontested elections.

The amendments were effective immediately upon approval by the Board.  The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Registrant's Bylaws, which are attached hereto as Exhibit 3(ii) and are incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits

               The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended September 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES

                                                            NORFOLK SOUTHERN CORPORATION

                                                            (Registrant)

                                                            /s/ Howard D. McFadden

                                                            _________________________________

                                                            Name:  Howard D. McFadden
                                                            Title:    Corporate Secretary

Date:  September 30, 2009

EXHIBIT INDEX

Exhibit Number	Description
3(ii)	The Bylaws of Norfolk Southern Corporation, as amended September 29, 2009